UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2026

HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Dearborn Street, 20th Floor Chicago, IL 60603
(Address of Principal Executive Offices, Including Zip Code)

312-583-7990
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On July 9, 2026, Highlands REIT, Inc. (the “Company” or “Highlands”), through its subsidiary IVT PPD Hudson Associates, L.L.C., entered into a Lease Agreement (the “Lease”) with GEO Secure Services, LLC (the “Lessee”) for its property located at 3001 Juniper Street, Hudson, CO 80642 (the “Property”). The Lease will commence on August 1, 2026 (the “Commencement Date”), and will terminate eighty-eight (88) months after the Commencement Date (the “Term”).
Pursuant to the Lease, the Lessee will pay the Company a monthly base rental fee of $250,000 per month (“Base Rent”), beginning four (4) months after the Commencement Date. Base Rent will be increased to $958,333.33 per month beginning on the earlier of (i) the six-month anniversary of the Commencement Date or (ii) the date on which the Property becomes occupied (the “Occupancy Date”). Thereafter, Base Rent shall be increased by 3% on each annual anniversary of the Occupancy Date. Notwithstanding the foregoing, if a certain agreement between the Lessee and an unrelated third party (as described in the Lease) is terminated during the Term, Base Rent shall be decreased to $250,000 per year for the remainder of the Term. In addition to Base Rent, the Lessee will also pay to the Company a sum equal to the total annual taxes for the Property and all improvements thereon and thereto.
The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
10.1	Lease Agreement, by and between IVT PPD Hudson Associates, L.L.C. and GEO Secure Services, LLC, effective August 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: July 13, 2026            By:     /s/ Robert J. Lange
Name:     Robert J. Lange
Title:    President and Chief Executive Officer
2